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                                                                   EXHIBIT 10(g)

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS.

                                  IndeNet, Inc.

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                             STOCK PURCHASE WARRANT

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                                 March 26, 1998

1. Grant. INDENET, INC., a Delaware corporation (hereinafter, the "Company") for value received hereby grants to ALLIED CAPITAL CORPORATION, a Maryland corporation (collectively with successors and registered assigns, "Holder") under the terms herein the right to purchase that number of the fully paid and non-assessable shares of the Company's authorized but unissued $.001 par value common stock, that will provide Holder with Two and one-tenth percent (2.1%) of such common stock calculated, on a fully diluted basis (that is, calculated as if all warrants, options and other securities exercisable or exchangeable for capital stock of the Company, had then been exercised or converted in full) at the earlier of (i) the time of exercise hereof, or (ii) close of business on the date on which certain Loans referred to below are fully and indefeasibly repaid. The Company agrees that it will give the Holder, not less than thirty, or earlier than sixty days, prior written notice of its intent to repay the Loans in full. Such percentage is sometimes hereinafter referred to as the "Warrant Percentage." Such $.001 par value common shares are sometimes hereinafter referred to as Common Stock. The Common Stock shares issuable under this Warrant are hereinafter sometimes referred to as the Warrant Shares.

2. Investment and Loan Agreement. This Warrant has been issued, and certain loans to the Company (the "Loans") are being made, under the terms of an Investment and Loan Agreement between the Company and the Holder, dated this date (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3. Term. The right to exercise this Warrant shall expire ten (10) years after the date hereof.

4. Exercise Price. The exercise price of this Warrant (the "Exercise Price") shall be $2.50 per share; PROVIDED, HOWEVER, that if there is a Company Sale (as such term is defined in that certain Shareholders Agreement, of even date hereof, between the Holder and the Company) when there exists an Event of Default, such that the holders of the Debentures accelerate the maturity thereof, the Exercise Price shall decline to the lesser of


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(a) the per share par value of Common Stock or (b) $.50 per share. In any case, the Exercise Price shall be subject to certain adjustments from time to time as set out below.

5.       Anti-dilution Provisions.

           (a) Issuance of Additional Stock; Adjustments to Exercise Price. Whenever the Company issues or sells any Additional Stock (as hereinafter defined) for a consideration per share less than the Exercise Price in effect on the date of such issuance or sale, immediately upon such issuance or sale the Exercise Price shall be reduced to equal the net per-share consideration received by the Company with respect to such issuance or sale.

           (b) Additional Stock. For purposes hereof "Additional Stock" shall mean any Common Stock issued after the date hereof other than Common Stock issued upon the exercise of this Warrant, or Common Stock issued by the Company as a stock dividend on, or upon the subdivision or combination of, the outstanding shares of Common Stock;

           (c) Options and Warrants. In case the Company shall at any time other than pursuant to this Warrant issue or grant any options or rights to subscribe for or to purchase Common Stock, all shares of Common stock which the holders of such options or rights shall be entitled to subscribe for or to purchase shall be deemed to be issued as of the date of such issuing or granting of such options or rights; and the minimum aggregate consideration specified in such options or rights for the shares covered thereby, plus the cash consideration, if any, received by the Company for the issuance of such options or rights, shall be deemed to be the consideration actually received by the Company for the issuance of such shares;

           (d) Convertible Securities. In case the Company shall at any time other than pursuant to this Warrant issue any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, then such issue shall be deemed to be an issue (as of the date of issue of such stock or obligations) of the total maximum number of shares of Common Stock necessary to effect the exchange or conversion of all such stock or obligations. The amount received or receivable by the Company in consideration for the issue of such stock or obligations (deducting therefrom any commissions or expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, such issue, plus the minimum aggregate amount of premiums, if any, payable to the Company upon exchange of conversion), shall be deemed to be the consideration actually received by the Company for the issue of such Common Stock;

           (e) Calculation of Consideration. In the case of an issue of shares of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the net proceeds received for such shares, deducting therefrom any commissions or expenses paid or incurred by the Company for any underwriting of, or otherwise in

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connection with, the issue of such shares; provided, however, that in any such case where the shares of Common Stock so issued are part of a unit or combination of securities of the Company consisting of one or more shares of Common Stock and other securities of the Company, if the amount of the cash consideration received by the Company for the shares of Stock so issued is not determinable at the time of such issuance, such amount shall be deemed to be such portion of the total cash consideration received by the Company for such units or combinations as reasonably determined in good faith by the Company's Board of Directors, regardless of the accounting treatment thereof by the Company;

           (f) Non-Cash Consideration. In the case of an issue (otherwise than as a dividend of other distribution on any Common Stock of the Company or upon conversion or exchange of other securities of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash therefore shall be deemed to be the fair value of such consideration as reasonably determined in good faith by the Company's Board of Directors, regardless of the accounting treatment thereof by the Company;

           (g) Resale of Treasury Stock. The sale or other disposition of any shares of Common Stock of the Company or other securities held in the treasury of the Company today, or of any securities resulting from any reclassification or reclassifications of such shares or other securities which were effected while they were held in the treasury of the Company, shall be deemed an issuance thereof; provided, however, that if any such share or other security is sold or disposed of and subsequently re-acquired by the Company, no future sale or other disposition thereof shall be deemed an issuance thereof.

            (h) Stock Split or Dividend; Adjustment to Number of Warrant Shares. In case the shares of Common Stock at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares of Common Stock, by stock-split, reverse split or otherwise, or in case shares of Common Stock shall be issued as a stock dividend, the Exercise Price shall be increased or decreased, as applicable, to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such subdivision, combination or stock dividend as the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock outstanding immediately after such subdivision, combination or stock dividend; likewise, in case of such a subdivision, combination or stock dividend after the Loans have been repaid but prior to the date of exercise hereof, the number of Warrant Shares shall be increased or decreased as applicable, to the number which shall bear the same relation to the number of Warrant Shares obtainable hereunder immediately prior to such event, as the total number of shares of Common Stock outstanding immediately after such event shall bear to the total number of shares of Common Stock outstanding immediately prior to such event, it being understood

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that after such an increase or decrease the number of Warrant Shares may or may not correspond to the Warrant Percentage;

            (i) Merger. In case of any capital reorganization, or any reclassification of the Common Stock of the Company, or in case of any consolidation of the Company with or the merger of the Company into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation) or in case of the sale of the properties and assets of the Company, as or substantially as, an entirety to any other corporation, this Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable upon the terms and conditions specified herein, for the number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the Common Stock issuable hereunder at the time of such reorganization, reclassification, consolidation, merger or sale, would have entitled the holder hereof under the terms of such reorganization, reclassification, consolidation, merger or sale. In any such case, if necessary, the provision set forth in this Warrant with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this section. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the Holder such shares of stock, securities or assets to which in accordance with the foregoing provisions, such Holder may be entitled, as well as any other obligations arising under this Warrant;

            (j) Dividends in Kind. If the Company shall declare a dividend upon shares of Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares of the Company's Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the holder of this Warrant shall, upon exercise in whole or in part, be entitled, in addition to the number of shares of Common Stock deliverable upon such exercise, to the cash, stock or other securities or property which Holder would have received as dividends if continuously since the date hereof such Holder

            (i) had been the holder of record of the number of shares of Common Stock deliverable upon such exercise, and

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                  (ii) had retained all dividends in stock or other securities
(other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends.

For purposes of this subparagraph, a dividend payable otherwise than in cash shall be considered to be payable out of earnings or earned surplus only to the extent that such earnings or earned surplus shall be charged in an amount equal to the fair value of such dividend as reasonably determined in good faith by the Board of Directors of the Company;

           (k) Expiration of Options and Warrants. Upon the expiration, in whole or in part, of any rights, options or securities exchangeable or convertible to Common Stock, the number of shares of Common Stock for which such rights or options were exchangeable or convertible shall no longer be deemed issued for purposes hereof, and no longer included in any calculation of Additional Stock.

6. Below Par Price. If at any time the per share exercise price of this Warrant shall be less than the par value of one share of Common Stock, the Company shall take such action as shall be necessary to reduce such par value to an amount less than the per share exercise price of this Warrant;

7. Notices of Stock Sales. Whenever there is an issuance or sale of Additional Stock, the Company shall promptly

           (a) place on file at the Company's principal office a certificate signed by the President stating the per share price applicable to the transaction, a detailed calculation of such per share price, the number of shares of Common Stock sold or issued, the consideration received, and all fees and expenses incurred, and further describing the transaction in detail and the adjustments (if any) to the Exercise Price resulting therefrom; and

           (b) cause a copy of such certificate to be sent to the Holder.

8. Exchange of Shares for Exercise Price. The Holder at its option may provide the exercise price under this Warrant by reducing the number of shares for which the Warrant is otherwise exercisable by the number of shares having fair market value equal to the Exercise Price. In the case where the Exercise Price is less than the value of one (1) share, the said Exercise Price will increase to equal the fair market value of one (1) share.

9. Exercise Procedure. This Warrant may be exercised by presenting it and tendering the aggregate Exercise Price in legal tender or by bank's, cashier's or certified check to the

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Company at its address specified in the Agreement, along with written subscription substantially in the form of Exhibit 9.00 hereof. The date on which this Warrant is thus surrendered, accompanied by tender or payment as herein - before or hereinafter provided, is referred to herein as the Exercise Date. The Company shall forthwith at its expense (including the payment of issue taxes), issue and deliver the proper number of shares of Common Stock, and such shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date notwithstanding any delay in the actual issuance;

10. Resale of Warrant or Shares. Neither this Warrant nor other shares of common stock issuable upon exercise of the conversion rights herein, have been registered under the Securities Act of 1933 as amended, or under the securities laws of any state. Neither this Warrant nor any shares when issued may be sold, transferred, pledged or hypothecated in the absence of (i) an effective registration statement for this Warrant or the shares, as the case may be, under the Securities Act of 1933 as amended and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the shares issued upon exercise of the conversion rights herein prior to said registration and qualification of such shares to bear the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933 as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required."

11. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of
Exhibit 11.00 hereof, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

12. Replacement of Warrrant. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) if required by the Company, upon delivery of an indemnity agreement with surety in such reasonable amount as the Company may determine thereof, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

13. Investment Covenant. The Holder by its acceptance hereof covenants that this Warrant is, and any stock issued hereunder will be, acquired for investment purposes, and

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that the Holder will not distribute the same in violation of any state or federal law or regulation.

14. Waiver of Jury Trial. THE COMPANY WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS WARRANT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. THE COMPANY ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS WARRANT AND THAT THE HOLDER WOULD NOT EXTEND ANY FUNDS UNDER THE LOAN DOCUMENTS IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS WARRANT. THE COMPANY ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. THE COMPANY AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

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         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf by its undersigned officer, and its corporate seal to be hereunto affixed, as of the date first above written.

                                      INDENET, INC.

                                      By:  /s/ Robert Blay
                                         ----------------------
                                          Name: Robert Blay
                                          Title: Vice-President


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                                  Exhibit 9.00

                            IRREVOCABLE SUBSCRIPTION

To: IndeNet, Inc.

Gentlemen:

The undersigned hereby elects to exercise its right under the attached Warrant by purchasing ________________shares of the Common Stock of your company, and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of

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(Name)

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(Address)

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(Taxpayer Number)

and deliver to
               ---------------------------------------------------------------
                           (Name)

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(Address)

The exercise price of $                is enclosed
                       ----------------

Date:
     -----------------------------------------

Signed:                                       (Name of Holder, Please Print)
       ---------------------------------------

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(Address)

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(Signature)

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                                 Exhibit 11. 00

                                   ASSIGNMENT

FOR VALUE RECEIVED,
                   -----------------------------------------------------------

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(Name)

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(Address)

_______________________ the attached Warrant together with all right, title and interest therein, and does hereby irrevocably appoint _______________________ attorney to transfer said Warrant on the books of IndeNet, Inc., with full power of substitution in the premises.

Done this         day of              , 19
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Signed:
       ----------------------
By:
   --------------------------
Its:
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